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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JANUARY 14, 1997
                                                --------------------------------

                              IRT PROPERTY COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       GEORGIA                       1-7859                 58-1366611
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(STATE OR OTHER JURISDICTION      (COMMISSION             (IRS EMPLOYER
    OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)



200 GALLERIA PARKWAY, SUITE 1400, ATLANTA, GA                     30339
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (770) 955-4406
                                                  ------------------------------


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5.  Other Events

         IRT Property Company (the "Company") has completed an underwritten offering (the "Offering") of 4,000,000 shares of Common Stock (the "Common Stock") at a price to the public of $11.25 per share, which was the closing price of the Company's Common Stock on the New York Stock Exchange on
January 8, 1997, the date the Offering was priced.   This Offering was made
pursuant to a Prospectus Supplement dated January 8, 1997 to the Prospectus dated November 9, 1995 included as part of the Company's shelf registration statement (Commission File No. 33-63523) on Form S-3. The Underwriting Agreement also grants the underwriter an option to purchase up to 653,747 shares of Company Common Stock at $11.25 per share, solely to cover overallotments.

         The net proceeds from the sale of the Common Stock are estimated to be approximately $42.6 million. These proceeds will be used to reduce debt and for general corporate purposes, with the expectation that the Company will continue to utilize debt to fund acquisitions, redevelopments and expansions of shopping center properties.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         The Company is filing with this current report a copy of the following document in connection with the Offering of Common Stock:

                  EXHIBIT            DESCRIPTION
                  -------            -----------

                     1               Underwriting Agreement






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            IRT PROPERTY COMPANY
                                                (Registrant)

Date: January 15, 1997                      BY:  /s/ Mary M. Thomas
      ----------------                           ----------------------------
                                                 Mary M. Thomas
                                                 Executive Vice President and
                                                 Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      EXHIBITS TO CURENT REPORT ON FORM 8-K

                             DATED JANUARY 14, 1997

                              IRT PROPERTY COMPANY



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                                INDEX TO EXHIBITS



                  EXHIBIT                           DESCRIPTION
                  -------                           -----------

                     1                         Underwriting Agreement